                                                                    EXHIBIT 4.11

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

                  AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "AMENDMENT"), dated as of June 30, 2003, among Sanmina-SCI Corporation, a Delaware corporation ("COMPANY"), each of the Guarantors listed on the signature pages hereto (the "GUARANTORS"), the Lenders party hereto, Goldman Sachs Credit Partners L.P., as Administrative Agent (in such capacity, "ADMINISTRATIVE AGENT"), and LaSalle Business Credit, LLC (as successor by merger to LaSalle Business Credit, Inc.), as Collateral Agent (in such capacity, "COLLATERAL AGENT").

                                    RECITALS

                  WHEREAS, Company, the Guarantors, the Lenders, Goldman Sachs Credit Partners L.P., as Lead Arranger, Sole Book Runner, as Syndication Agent and as Administrative Agent, and LaSalle Business Credit, LLC (as successor by merger to LaSalle Business Credit, Inc.), as Collateral Agent and as Documentation Agent, entered into the Credit and Guaranty Agreement dated as of December 23, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT");

                  WHEREAS, Company desires to provide for certain amendments and limited waivers specified herein to be effective as of the date hereof, subject to satisfaction of each of the conditions precedent specified herein; and

                  WHEREAS, Company, the Guarantors, the Requisite Lenders, Administrative Agent and Collateral Agent have agreed to amend the Credit Agreement and waive certain provisions of the Credit Agreement and the Pledge and Security Agreement, in each case as provided herein.

                  NOW, THEREFORE, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                  Section 1. Definitions. Unless otherwise expressly defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as so defined. Unless otherwise expressly stated herein, all Section and Article references herein shall refer to Sections and Articles of the Credit Agreement.

                  Section 2.    Amendment to Definitions.

                           (a)      Clause (v) of the definition of "Permitted
Acquisition" in Section 1.1 is hereby deleted in its entirety and replaced with the following:

                  "(v)     until the Convertibles Trigger Event has occurred:
         (A) the consideration for any Permitted Acquisition or series of related Permitted Acquisitions shall not exceed $25.0 million individually (including any series of related transactions) (excluding consideration constituting Acquisition Equity and, in the case of the acquisition of the target identified to Administrative Agent and the Lenders during a telephone conference on June 17, 2003, excluding consideration constituting earn-outs paid in any Fiscal Year following the Fiscal Year during which such acquisition occurs) and (B) for the term of this Agreement, the aggregate consideration for all Permitted Acquisitions shall not exceed $150.0 million in the aggregate from the Closing Date to the date of determination (excluding consideration constituting Acquisition Equity); provided that consideration constituting earn-outs shall for purposes of determining compliance with Section 6.9(e) be deemed consideration during the Fiscal Year in which such earn-outs are actually paid;"

                           (b)      The definition of "Permitted Convertible
Securities Refinancing Conditions" in Section 1.1 is hereby deleted in its entirety and replaced with the following:

                  "PERMITTED CONVERTIBLE SECURITIES REFINANCING CONDITIONS" means, with respect to any refinancing, purchase, redemption, exchange or other principal or premium payment in respect of, as applicable, the Convertible Securities, each of the following: (a) in the case of any incurrence of Indebtedness in connection with any of the foregoing, such incurrence may occur at any time following, and/or not more than 180 days prior to, the purchase, redemption, exchange or other principal or premium payment in respect of the Convertible Securities, and the terms of any new Indebtedness issued to refinance, purchase, redeem or exchange or otherwise make principal or premium payments in respect of the Convertible Securities must (i) provide for a stated maturity of any principal payment (including any amortization payments) no earlier than 181 days after the final maturity date of the Loans,
         (ii) contain covenants and events of default that, taken as a whole, are no less favorable to the obligors thereon or to the Lenders than the Senior Secured Notes as in effect on the Closing Date (determined in good faith by the board of directors of Company), (iii) not exceed in a principal amount the Indebtedness being refinanced and (iv) be unsecured (excluding Indebtedness, having a principal amount not to exceed $500.0 million in the aggregate, secured by Liens which are junior and subordinate in all respects to all Liens securing the Obligations on terms that, taken as a whole, are no less favorable to the obligors thereon or to the Lenders than the Senior Secured Notes, as in effect on the Closing Date (determined in good faith by the board of directors of Company)); (b) on a pro forma basis, adjusting for such refinancing, purchase, redemption, exchange or other principal or premium payment, as applicable, the Unencumbered Cash and Available Credit must be at least $500.0 million; and (c) no Default or Event of Default has occurred and is continuing or would result from such refinancing, purchase, redemption, exchange or other principal or premium payment, as applicable."

                  Section 3. Amendment to Section 5.12. Section 5.12 is hereby amended by deleting the phrase "(as reflected on the balance sheet of Company and its Subsidiaries)" contained therein and replacing such phrase with the following: "(as reflected on the balance sheet of Company and its Subsidiaries and net of Cash and Cash Equivalents of Company and its Domestic Subsidiaries in an aggregate amount not to exceed $500.0 million)".

                  Section 4. Amendment to Section 6.2. Section 6.2(q) is hereby amended by deleting the amount "$50.0 million" contained therein and replacing such amount with "$75.0 million".

                  Section 5.    Amendments to Section 6.7.

                           (a)      Section 6.7 is hereby amended to renumber
clause (p) thereof as clause (r) thereof, and to add a new clause (p) thereto to read as follows:

                           "(p)     equity Investments in Foreign Subsidiaries
to the minimum extent required to comply with the local minimum capitalization requirements of foreign jurisdictions, in an amount not to exceed (i) $175.0 million in the aggregate during the Fiscal Year ending September 27, 2003, and
(ii) $350.0 million in the aggregate during the term of this Agreement, of which amount no more than $100.0 million in the aggregate during the term of this Agreement of such equity Investments may be made in Foreign Subsidiaries that are not First Tier Foreign Subsidiaries; provided that (x) any such equity Investments may be effected pursuant to conversions of Intercompany Indebtedness existing as of June __, 2003 between Company and Foreign Subsidiaries or between Foreign Subsidiaries permitted hereunder or may be effected pursuant to conversions of new Intercompany Indebtedness between Company and Foreign Subsidiaries or between Foreign Subsidiaries (permitted hereunder and incurred after June __, 2003 in connection with Permitted Acquisitions or Permitted Program Acquisitions), (y) equity Investments made in cash shall not exceed $100.0 million in the aggregate during the term of this Agreement, and (z) equity Investments made in cash (in addition to the amounts permitted under the foregoing clause (y)) may be made so long as the proceeds thereof are used promptly after receipt to repay Intercompany Indebtedness referred to in clause
(x) above in lieu of the conversions permitted under such clause (x) if such conversions are not permitted by the applicable foreign jurisdiction;"

                           (b)      Section 6.7 is hereby amended to add a new
clause (q) thereto to read as follows:

                  "(q)     equity Investments in Subsidiaries solely to the
extent made to effect transactions permitted pursuant to Section 6.9(d) hereof; and"

                           (c)      Section 6.7 is hereby amended by adding the
following sentence immediately following the final sentence thereof:

         "For purposes of determining compliance with the provisions of this
         Section 6.7, equity Investments made by Company or any of its Subsidiaries (the "contributor") in any Subsidiary that are effected pursuant to one or more equity contributions made contemporaneously or in prompt succession by the contributor and/or any of its Subsidiaries shall be deemed one Investment by the contributor."

                  Section 6.    Amendment to Section 6.8(c). The table in
Section 6.8(c) is hereby amended by deleting the amount "$100.0 million" contained therein for Fiscal Year 2003 and replacing such amount with "$150.0 million".

                  Section 7.    Amendments to Section 6.9.

                           (a)      Section 6.9(d) is hereby deleted in its
entirety and replaced with the following:

                  "(d)     any Foreign Subsidiary of Company may be merged with
         or into any other Foreign Subsidiary or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, (i) in the case of a Foreign Subsidiary that is a First Tier Foreign Subsidiary (other than First Tier Foreign Subsidiaries having assets with a book value not in excess of $25.0 million in the aggregate during the term of this Agreement), to any other First Tier Foreign Subsidiary,

         Company or any Guarantor, and (ii) in the case of any other Foreign Subsidiary not provided for in clause (i) above, to any other Foreign Subsidiary, Company or Guarantor (either directly or indirectly, including through any First Tier Foreign Subsidiary, pursuant to transactions occurring contemporaneously or in prompt succession involving another Subsidiary of Company); provided, in the case of such a merger involving a First Tier Foreign Subsidiary (except as specifically permitted in the foregoing clause (i)), a First Tier Foreign Subsidiary shall be the continuing or surviving Person;"

                           (b)      Section 6.9(e) is hereby amended by deleting
the phrase "in any Fiscal Year shall not exceed $125.0 million" contained therein and replacing such phrase with the following: "shall not exceed $150.0 million in Fiscal Year 2003 or $125.0 million in any other Fiscal Year".

                  Section 8. Amendment to Section 6.10. Section 6.10 is hereby amended by deleting the phrase "Except for any sale of all of its interests in the Capital Stock of any of its Subsidiaries in compliance with the provisions of Section 6.9" at the beginning of such section and replacing such phrase with the following: "Except for any sale of all of its interests in the Capital Stock of any of its Subsidiaries in compliance with the provisions of
Section 6.9, except for any sale, assignment, transfer or other disposition of its interests in compliance with the provisions of Section 6.9(a) or Section 6.9(d)".

                  Section 9. Waivers Regarding AET Holland C.V. Company has informed Administrative Agent and Collateral Agent that, in connection with the formation of a Domestic Subsidiary ("AET HoldCo") to directly hold a portion (80%) of the ownership interests in AET Holland C.V., Company requests limited waivers as follows: (a) a waiver of clauses (a) and (b) of the first sentence of
Section 5.10 solely to the extent such clauses would apply to AET HoldCo, (b) a waiver of Section 6.7 solely to the extent required to permit SCI Systems, Inc. to transfer its interest in AET Holland C.V. to AET HoldCo by way of a capital contribution, (c) a waiver of the provisions of the Pledge and Security Agreement (including, without limitation, Section 2.1 and Section 4.4(a) thereof) solely to the extent provided in the foregoing clause (a) and to the extent such provisions require or provide for a security interest in and lien on in excess of 65% of the voting power of all classes of capital stock of AET HoldCo entitled to vote, and (d) a waiver of the provisions of the Pledge and Security Agreement solely to the extent such provisions require or provide for a security interest in and lien on the equity interests in AET Holland C.V.; provided that, promptly upon formation of AET HoldCo and the transfer of interests in AET Holland C.V. to AET HoldCo, Company shall cause the applicable Domestic Subsidiary that holds ownership interest in AET HoldCo to take all of the actions referred to in the second sentence of Section 5.10 of the Credit Agreement to the extent necessary to grant and to perfect a First Priority Lien under the Pledge and Security Agreement in favor of Collateral Agent, for the benefit of Secured Parties, in 65% of the voting power of all classes of capital stock of AET HoldCo entitled to vote. At the request of Company, the undersigned Lenders, constituting Requisite Lenders under the Credit Agreement, hereby agree to the limited waivers and consents specified in this Section 9, and hereby authorize each of Administrative Agent and Collateral Agent to enter into such documentation acceptable to each of them in order to effectuate the foregoing.

                  Section 10. Waiver Regarding Permitted Acquisition. Company has informed Administrative Agent that, in connection with the acquisition referred to in Section 2(a) of this Amendment, Company requests a limited waiver of the provisions of clause (iv) of the definition of "Permitted Acquisition" contained in Section 1.1 to the extent such provision requires delivery of all relevant financial information with respect to assets acquired in connection with such acquisition to Administrative Agent at least ten (10) Business Days prior to such proposed acquisition; provided that, Company shall deliver all such relevant financial information no later than the date of consummation of the acquisition referred to above in this Section 10. At the request of Company, the undersigned Lenders, constituting Requisite Lenders under the Credit Agreement, hereby agree to the limited waiver specified in this Section 10.

                  Section 11. Conditions Precedent. This Amendment shall become effective upon satisfaction of each of the following conditions precedent:

                           (a)      Administrative Agent shall have received all
of the following, in form and substance satisfactory to Administrative Agent:

                                    (i)      Amendment Documents. This Amendment
         and each other instrument, document or certificate required by Administrative Agent or Collateral Agent to be executed or delivered by Company or any other Person in connection with this Amendment, duly executed by such Persons;

                                    (ii)     Consent of Requisite Lenders. The
         execution of this Amendment by the Requisite Lenders; and

                                    (iii)    Additional Information. Such
         additional documents, instruments and information as Administrative Agent may reasonably request to effect the transactions contemplated hereby.

                           (b)      Administrative Agent shall have received
payment by Company of: (i) an amendment fee, payable to Administrative Agent for the account of each consenting Lender, in an amount equal to 0.125% times the principal amount of each such Lender's outstanding Loans and (ii) all costs and expenses due and payable hereunder, including any costs and expenses payable under Section 15 of this Amendment.

                           (c)      The representations and warranties contained
herein and in the Credit Agreement shall be true and correct in all material respects as of the date hereof as if made on the date hereof (except for those which by their terms specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

                           (d)      All corporate proceedings taken in
connection with the execution and delivery of this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be reasonably satisfactory to Administrative Agent.

                           (e)      No Default or Event of Default shall have
occurred and be continuing after giving effect to this Amendment.

                  Section 12. Representations and Warranties. Company hereby represents and warrants to Administrative Agent, Collateral Agent and the Lenders that, as of the date hereof and after giving effect to this Amendment,
(a) all representations and warranties set forth in the Credit Agreement and in any other Credit Document are true and correct in all material respects as if made again on and as of such date (except those, if any, which by their terms specifically relate only to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date), (b) no Default or Event of Default has occurred and is continuing, and (c) the Credit Agreement (as amended by this Amendment), and all other Credit Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  Section 13. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Credit Document shall survive the execution and delivery of this Amendment and the other Credit Documents, and no investigation by Administrative Agent or the Lenders, shall affect the representations and warranties or the right of Administrative Agent and the Lenders to rely upon them. If any representation or warranty made in this Amendment is false in any material respect, then such shall constitute an Event of Default under the Credit Agreement.

                  Section 14. Reference to Agreement. Each of the Credit Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Credit Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a Credit Document under the Credit Agreement.

                  Section 15. Costs and Expenses. Company shall pay on demand all reasonable costs and expenses of Administrative Agent (including the reasonable fees, costs and expenses of counsel to Administrative Agent) incurred in connection with the preparation, execution and delivery of this Amendment.

                  Section 16. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK).

                  Section 17. Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  Section 18. Limited Effect. This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be a waiver of any rights or remedies any Lender may have under the Credit Agreement or under any other Credit Document, and shall not be considered to create a course of dealing or to otherwise obligate in any respect any Lender to execute similar or other amendments or grant any waivers under the same or similar or other circumstances in the future.

                  Section 19. Ratification By Guarantors. Each of the Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein. Each of the Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Guarantor's Guaranty shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor's Guaranty or any other Credit Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects. Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section
19. Each of the Guarantors hereby further acknowledges that Company, Administrative Agent, Collateral Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provision of the Credit Documents without notice to or consent from such Guarantor and without affecting the validity or enforceability of such Guarantor's Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor's Guaranty.

                            [signature pages follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                             SANMINA-SCI CORPORATION

                                      By: /s/ Rick R. Ackel
                                          --------------------------------------
                                          Name:  Rick R. Ackel
                                          Title: EVP and Chief Financial Officer

Amendment No. 1 Signature Page

Acknowledged and Agreed to by each of the Guarantors:

                                            COMPATIBLE MEMORY, INC.
                                            ESSEX ACQUISITION SUBSIDIARY, INC.
                                            HADCO CORPORATION
                                            HADCO SANTA CLARA, INC.
                                            INTERAGENCY, INC.
                                            INTERWORKS COMPUTER PRODUCTS
                                            MANU-TRONICS, INC.
                                            MOOSE ACQUISITION SUBSIDIARY, INC.
                                            SANMINA CANADA HOLDINGS, INC.
                                            SANMINA ENCLOSURE SYSTEMS USA, INC.
                                            SANMINA-SCI SYSTEMS (ALABAMA) INC.
                                            SANMINA-SCI SYSTEMS ENCLOSURES, LLC
                                            SCI ENCLOSURES (DENTON), INC.
                                            SCI HOLDINGS, INC.
                                            SCI SYSTEMS, INC.
                                            SCI TECHNOLOGY, INC.
                                            SCIMEX, INC.
                                            VIKING COMPONENTS INCORPORATED

                                  All By: /s/ Rick R. Ackel
                                          --------------------------------------
                                          Name:  Rick R. Ackel
                                          Title: EVP and Chief Financial Officer

Amendment No. 1 Signature Page

                                      SCI PLANT NO. 2, L.L.C.
                                      SCI PLANT NO. 3, L.L.C.
                                      SCI PLANT NO. 4, L.L.C.
                                      SCI PLANT NO. 5, L.L.C.
                                      SCI PLANT NO. 27, L.L.C.
                                      SCI PLANT NO. 30, L.L.C.

                                      All by:

                                      SANMINA-SCI SYSTEMS (ALABAMA) INC.,
                                      their Sole Member

                                      By: /s/ Rick R. Ackel
                                          --------------------------------------
                                          Name:  Rick R. Ackel
                                          Title: EVP and Chief Financial Officer

Amendment No. 1 Signature Page

                                      SCI PLANT NO. 12, L.L.C.
                                      SCI PLANT NO. 22, L.L.C.

                                      All by:

                                      SCI TECHNOLOGY, INC.,
                                      their Sole Member

                                      By: /s/ Rick R. Ackel
                                          --------------------------------------
                                          Name:  Rick R. Ackel
                                          Title: EVP and Chief Financial Officer

Amendment No. 1 Signature Page

                                      SANMINA GENERAL, L.L.C.
                                      SANMINA LIMITED, L.L.C.
                                      SANMINA-SCI, LLC

                                      All by:

                                      SANMINA-SCI CORPORATION,
                                      their Sole Member

                                      By: /s/ Rick R. Ackel
                                          --------------------------------------
                                          Name:  Rick R. Ackel
                                          Title: EVP and Chief Financial Officer

Amendment No. 1 Signature Page

                                      SANMINA TEXAS, L.P.

                                      By: SANMINA GENERAL, L.L.C.,
                                          Its General Partner

                                          By: SANMINA-SCI CORPORATION,
                                              Its Sole Member

                                      By: /s/ Rick R. Ackel
                                          --------------------------------------
                                          Name:  Rick R. Ackel
                                          Title: EVP and Chief Financial Officer

Amendment No. 1 Signature Page

                                           GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                           as Administrative Agent and a Lender

                                           By: /s/ Stephen B. King
                                               ---------------------------------
                                               Authorized Signatory

Amendment No. 1 Signature Page

                                   LASALLE BUSINESS CREDIT, LLC (as successor by merger to LaSalle Business Credit, Inc.), as Collateral Agent and a Lender

                                   By: /s/ Susan Hamilton
                                       -----------------------------------------
                                       Name:  Susan Hamilton
                                       Title: AVP

Amendment No. 1 Signature Page

                                   Franklin Floating Rate Trust
                                   ----------------------------,
                                   as a Lender

                                   Franklin Floating Rate Master Series,
                                   as a Lender

                                   Franklin Floating Rate Daily Access Fund, as a Lender

                                   Franklin CLO II, Limited,
                                   as a Lender

                                   Franklin CLO III, Limited,
                                   as a Lender

                                   Franklin CLO IV, Limited,
                                   as a Lender

                                   By: /s/ Richard D'Addario
                                       -----------------------------
                                       Name:  Richard D'Addario
                                       Title: Senior Vice President

                                   CSAM Funding I
                                   ----------------------------
                                   as a Lender

                                   By: /s/ Andrew H. Marshak
                                       -----------------------------
                                       Name:  Andrew H. Marshak
                                       Title: Authorized Signatory

                                   CSAM Funding II
                                   ----------------------------
                                   as a Lender

                                   By: /s/ Andrew H. Marshak
                                       -----------------------------
                                       Name:  Andrew H. Marshak
                                       Title: Authorized Signatory

                                   Atrium CDO
                                   ----------------------------
                                   as a Lender

                                   By: /s/ Andrew H. Marshak
                                       -----------------------------
                                       Name:  Andrew H. Marshak
                                       Title: Authorized Signatory

Sanmina Amendment No. 1 Signature Page

                                   First Dominion Funding I
                                   ----------------------------
                                   as a Lender

                                   By: /s/ Andrew H. Marshak
                                       -----------------------------
                                       Name:  Andrew H. Marshak
                                       Title: Authorized Signatory

                                   First Dominion Funding II
                                   ----------------------------
                                   as a Lender

                                   By: /s/ Andrew H. Marshak
                                       -----------------------------
                                       Name:  Andrew H. Marshak
                                       Title: Authorized Signatory

                                   Toronto Dominion (New York), Inc.
                                   --------------------------
                                   as a Lender

                                   By: /s/ Gwen Zirkle
                                       -----------------------------
                                       Name:  Gwen Zirkle
                                       Title: Vice President

                                   VENTURE II CDO 2002, LIMITED
                                   By its investment advisor, Barclays Bank PLC, New York Branch

                                   ---------------------------
                                   as a Lender

                                   By: /s/ Michael G. Regan
                                       -----------------------------
                                       Name:  Michael G. Regan
                                       Title: Director

Sanmina Amendment No. 1 Signature Page

                              VENTURE CDO 2002, LIMITED
                              By its investment advisor, Barclays
                              Capital Asset Management Limited,

                              By its sub-advisor, Barclays Bank PLC
                              New York Branch

                              _______________________________________,
                              as a Lender

                              By: /s/ Michael G. Regan
                                  -----------------------------------
                                  Name: Michael G. Regan
                                  Title: Director

                                  General Electric Capital Corporation,
                                  -------------------------------------
                                  as a Lender

                              By: /s/ ROBERT M. KADLICK
                                  -----------------------------
                                  Name: ROBERT M. KADLICK
                                  Title: DULY AUTHORIZED SIGNATORY

                              STEIN ROE FLOATING RATE
                              LIMITED LIABILITY COMPANY

                              By: Columbia Management Advisors, Inc.
                              (f/k/a Stein Roe & Farnham Incorporated),
                              As Advisor
                                     -------------------------------,
                                     as a Lender

                              By: /s/ James R. Fellows
                                  ---------------------------------------------
                                  Name: James R. Fellows
                                  Title: Sr. Vice President & Portfolio Manager

                              LIBERTY FLOATING RATE
                              ADVANTAGE FUND

                              By: Columbia Management Advisors, Inc.
                              (f/k/a Stein Roe & Farnham Incorporated),
                              As Advisor
                                      ____________________________________,
                                      as a Lender

                              By: /s/ James R. Fellows
                                  ---------------------------------------------
                                  Name:  James R. Fellows
                                  Title: Sr. Vice President & Portfolio Manager

Sanmina Amendment No. 1 Signature Page

                              STEIN ROE & FARNHAM CLO I LTD.

                              By: Columbia Management Advisors, Inc.
                              (f/k/a Stein Roe & Farnham Incorporated),
                              As Portfolio Manager
                                           ------------------------------------,
                                           as a Lender

                              By: /s/ James R. Fellows
                                  ---------------------------------------------
                                  Name:  James R. Fellows
                                  Title: Sr. Vice President & Portfolio Manager

                              AURUM CLO 2002-1 LTD.

                              By: Columbia Management Advisors, Inc.
                              (f/k/a Stein Roe & Farnham Incorporated),
                              As Investment Manager
                                           ------------------------------------,
                                           as a Lender

                              By: /s/ James R. Fellows
                                  ---------------------------------------------
                                  Name: James R. Fellows
                                  Title: Sr. Vice President & Portfolio Manager

                              AERIES FINANCE-II LTD.
                              By: INVESCO Senior Secured Management, Inc.
                                  As Sub-Managing Agent

                              By: /s/ Joseph Rotondo
                                  ------------------------------
                                  Name:  Joseph Rotondo
                                  Title:  Authorized Signatory

                              AVALON CAPITAL LTD.
                              By: INVESCO Senior Secured Management, Inc.
                                  As Portfolio Advisor

                              By: /s/ Joseph Rotondo
                                  ------------------------------
                                  Name:  Joseph Rotondo
                                  Title:  Authorized Signatory

Sanmina Amendment No. 1 Signature Page

                                  AVALON CAPITAL LTD. 2
                                  By: INVESCO Senior Secured Management, Inc.
                                      As Portfolio Advisor

                                      By: /s/ Joseph Rotondo
                                          --------------------------------------
                                          Name: Joseph Rotondo
                                          Title: Authorized Signatory

                                  CHARTER VIEW PORTFOLIO
                                  By: INVESCO Senior Secured Management, Inc.
                                      As Investment Advisor

                                      By: /s/ Joseph Rotondo
                                          --------------------------------------
                                          Name: Joseph Rotondo
                                          Title: Authorized Signatory

                                  OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS-1, LTD.
                                  By: INVESCO Senior Secured Management, Inc.
                                      As Subadvisor

                                      By: /s/ Joseph Rotondo
                                          --------------------------------------
                                          Name: Joseph Rotondo
                                          Title: Authorized Signatory

                                  INVESCO EUROPEAN CDO I S.A.
                                  By: INVESCO Senior Secured Management, Inc.
                                      As Collateral Manager

                                      By: /s/ Joseph Rotondo
                                          --------------------------------------
                                          Name: Joseph Rotondo
                                          Title: Authorized Signatory

Sanmina Amendment No. 1 Signature Page

                                  SEQUILS-LIBERTY, LTD.
                                  By: INVESCO Senior Secured Management, Inc.
                                      As Collateral Manager

                                      By: /s/ Joseph Rotondo
                                          --------------------------------------
                                          Name: Joseph Rotondo
                                          Title: Authorized Signatory

                                  SARATOGA CLO I, LIMITED
                                  By: INVESCO Senior Secured Management, Inc.
                                      As Asset Manager

                                      By: /s/ Joseph Rotondo
                                          --------------------------------------
                                          Name: Joseph Rotondo
                                          Title: Authorized Signatory

                                  ENDURANCE CLO I, LTD.
                                  c/o: ING Capital Advisors LLC,
                                       as Collateral Manager

                                  By: /s/ GORDON R. COOK
                                      --------------------------------------
                                  Name: GORDON R. COOK
                                  Title: MANAGING DIRECTOR

                                  ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                                  By: ING Capital Advisors LLC,
                                      as Collateral Manager

                                  By: /s/ GORDON R. COOK
                                      --------------------------------------
                                  Name: GORDON R. COOK
                                  Title: MANAGING DIRECTOR

Sanmina Amendment No. 1 Signature Page

                                  BALANCED HIGH-YIELD FUND II, LTD.

                                  By: ING Capital Advisors LLC,
                                      as Asset Manager

                                  By: /s/ GORDON R. COOK
                                      --------------------------------------
                                  Name: GORDON R. COOK
                                  Title: MANAGING DIRECTOR

                                  SEQUILS-ING I (HBDGM), LTD.

                                  By: ING Capital Advisors LLC,
                                      as Collateral Manager

                                  By: /s/ GORDON R. COOK
                                      --------------------------------------
                                  Name: GORDON R. COOK
                                  Title: MANAGING DIRECTOR

                                  NEMEAN CLO, LTD.

                                  By: ING Capital Advisors LLC,
                                      as Investment Manager

                                  By: /s/ GORDON R. COOK
                                      --------------------------------------
                                  Name: GORDON R. COOK
                                  Title: MANAGING DIRECTOR

                                  ING-ORYX CLO, LTD.

                                  By: ING Capital Advisors LLC,
                                      as Collateral Manager

                                  By: /s/ GORDON R. COOK
                                      --------------------------------------
                                  Name: GORDON R. COOK
                                  Title: MANAGING DIRECTOR

Sanmina Amendment No. 1 Signature Page

                                      MASSACHUSETTS MUTUAL LIFE
                                      INSURANCE COMPANY,
                                      as a Lender
                                      By: David L. Babson & Company Inc. as
                                      Investment Adviser

                                      By: /s/ David P. Wells, CFA
                                          --------------------------------------
                                          Name: David P. Wells, CFA
                                          Title: Managing Director

                                      APEX (IDM) CDO I, LTD.,
                                      as a Lender
                                      By: David L. Babson & Company Inc. as
                                      Collateral Manager

                                      By: /s/ David P. Wells, CFA
                                          --------------------------------------
                                          Name: David P. Wells, CFA
                                          Title: Managing Director

                                      BABSON CLO LTD. 2003-I,
                                      as a Lender
                                      By: David L. Babson & Company Inc. as
                                      Manager

                                      By: /s/ David P. Wells, CFA
                                          --------------------------------------
                                          Name: David P. Wells, CFA
                                          Title: Managing Director

                                      ELC (CAYMAN) LTD.
                                      as a Lender
                                      By: David L. Babson & Company Inc. as
                                      Collateral Manager

                                      By: /s/ David P. Wells, CFA
                                          --------------------------------------
                                          Name: David P. Wells, CFA
                                          Title: Managing Director

Sanmina Amendment No. 1 Signature Page

                                      ELC (CAYMAN) LTD. CDO SERIES 1999-I,
                                      as a Lender
                                      By: David L. Babson & Company Inc. as
                                      Collateral Manager

                                      By: /s/ David P. Wells, CFA
                                          --------------------------------------
                                          Name: David P. Wells, CFA
                                          Title: Managing Director

                                      ELC (CAYMAN) LTD. 1999-II,
                                      as a Lender
                                      By: David L. Babson & Company Inc. as
                                      Collateral Manager

                                      By: /s/ David P. Wells, CFA
                                          --------------------------------------
                                          Name: David P. Wells, CFA
                                          Title: Managing Director

                                      ELC(CAYMAN) LTD. 1999-III,
                                      as a Lender
                                      By: David L. Babson & Company Inc. as
                                      Collateral Manager

                                      By: /s/ David P. Wells, CFA
                                          --------------------------------------
                                          Name: David P. Wells, CFA
                                          Title: Managing Director

                                      ELC (CAYMAN) LTD. 2000-I,
                                      as a Lender
                                      By: David L. Babson & Company Inc. as
                                      Collateral Manager

                                      By: /s/ David P. Wells, CFA
                                          --------------------------------------
                                          Name: David P. Wells, CFA
                                          Title: Managing Director

Sanmina Amendment No. 1 Signature Page

                                  BILL & MELINDA GATES FOUNDATION,
                                  as a Lender
                                  By: David L. Babson & Company Inc. as
                                  Investment Adviser

                                  By: /s/ David P. Wells, CFA
                                      -------------------------
                                      Name: David P. Wells, CFA
                                      Title: Managing Director

                                  MAPLEWOOD (CAYMAN) LIMITED,
                                  as a Lender
                                  By: David L. Babson & Company Inc. under
                                  delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager

                                  By: /s/ David P. Wells, CFA
                                      -------------------------
                                      Name: David P. Wells, CFA
                                      Title: Managing Director

                                  TRYON CLO LTD. 2000-I,
                                  as a Lender
                                  By: David L. Babson & Company Inc. as
                                  Collateral Manager

                                  By: /s/ David P. Well, CFA
                                      -------------------------
                                      Name: David P. Wells, CFA
                                      Title: Managing Director

                                  CARLYLE HIGH YIELD PARTNERS IV, LTD.
                                  as a Lender

                                  By: /s/ LINDA PACE
                                      -----------------------
                                      Name: LINDA PACE
                                      Title: PRINCIPAL

Sanmina Amendment No. 1 Signature Page

                                  CARLYLE HIGH YIELD PARTNERS III, LTD.
                                  -------------------------------------
                                  as a Lender

                                  By: /s/ LINDA PACE
                                      -----------------------
                                      Name: LINDA PACE
                                      Title: PRINCIPAL

                                  CARLYLE HIGH YIELD PARTNERS, L.P.
                                  ---------------------------------
                                  as a Lender

                                  By: /s/ LINDA PACE
                                      -----------------------
                                      Name: LINDA PACE
                                      Title: PRINCIPAL

                                  KATONAH III, LTD.
                                  -----------------
                                  as a Lender

                                  By: /s/ RALPH DELLA ROCCA
                                      -----------------------
                                      Name: RALPH DELLA ROCCA
                                      Title: Authorized Officer
                                             Katonah Capital, L.L.C.
                                             As Manager

                                  KATONAH IV, LTD.
                                  ----------------
                                  as a Lender

                                  By: /s/ RALPH DELLA ROCCA
                                      -----------------------
                                      Name: RALPH DELLA ROCCA
                                      Title: Authorized Officer
                                             Katonah Capital, L.L.C.
                                             As Manager

Sanmina Amendment No. 1 Signature Page

                                  NUVEEN SENIOR INCOME FUND, as a
                                  Lender

                                  By: Symphony Asset Management LLC

                                  By: /s/ Lenny Mason
                                      ----------------------
                                      Name: Lenny Mason
                                      Title: Portfolio Manager

                                  KZH RIVERSIDE LLC

                                  By: /s/ DORIAN HERRERA
                                      -----------------------
                                      Name: DORIAN HERRERA
                                      Title: AUTHORIZED AGENT

                                  KZH SOLEIL LLC

                                  By: /s/ DORIAN HERRERA
                                      -----------------------
                                      Name: DORIAN HERRERA
                                      Title: AUTHORIZED AGENT

                                  KZH SOLEIL-2 LLC

                                  By: /s/ DORIAN HERRERA
                                      -----------------------
                                      Name: DORIAN HERRERA
                                      Title: AUTHORIZED AGENT

Sanmina Amendment No. 1 Signature Page

                          AG Capital Funding Partners, L.P.
                          By: Angelo, Gordon & Co., L.P., as Investment Advisor

                          By: /s/ John W. Fraser
                              ------------------------
                              Name: John W. Fraser
                              Title: Managing Director

                          Northwoods Capital, Limited
                          By: Angelo, Gordon & Co., L.P., as Collateral Manager

                          By: /s/ John W. Fraser
                              ------------------------
                              Name: John W. Fraser
                              Title: Managing Director

                          Northwoods Capital II, Limited
                          By: Angelo, Gordon & Co., L.P., as Collateral Manager

                          By: /s/ John W. Fraser
                              ------------------------
                              Name: John W. Fraser
                              Title: Managing Director

                          Northwoods Capital III, Limited
                          By: Angelo, Gordon & Co., L.P., as Collateral Manager

                          By: /s/ John W. Fraser
                              ------------------------
                              Name: John W. Fraser
                              Title: Managing Director

Sanmina Amendment No. 1 Signature Page

                                Fidelity Summer Street Trust:
                                Fidelity Capital & Income Fund
                                _____________________________,
                                as a Lender

                                By:   /s/ Francis V. KNOX JR.
                                      --------------------------------------
                                      Name: Francis V. KNOX JR.
                                      Title: Assistant Treasurer

                                Fidelity Advisor Series II: Fidelity Advisor
                                Floating Rate High Income Fund
                                ______________________________________,
                                as a Lender

                                By:   /s/ Francis V. KNOX JR.
                                      --------------------------------------
                                      Name: Francis V. KNOX JR.
                                      Title: Assistant Treasurer

BALLYROCK CDO I Limited, By: BALLYROCK Investment Advisors LLC, as Collateral Manager
                                _______________________,
                                as a Lender

                                By:   /s/ Lisa Rymut
                                      --------------------------------------
                                      Name: Lisa Rymut
                                      Title: Assistant Treasurer

                                WINDSOR LOAN FUNDING, LIMITED
                                BY: STANFIELD CAPITAL PARTNERS LLC
                                AS ITS INVESTMENT MANAGER
                                _________________________,
                                as a Lender

                                By:   /s/ Christopher E. Jansen
                                      --------------------------------------
                                      Name: Christopher E. Jansen
                                      Title: Managing Partner

Sanmina Amendment No. 1 Signature Page

                                           HAMILTON CDO, LTD.
                                           BY: STANFIELD CAPITAL
                                               PARTNERS LLC
                                        AS ITS COLLATERAL MANAGER

                                        ______________________________________,
                                        as a Lender

                                        By: /s/ Christopher E. Jansen
                                             ---------------------------------
                                            Name: Christopher E. Jansen
                                            Title: Managing Partner

                                           STANFIELD ARBITRAGE CDO, LTD.
                                        BY: STANFIELD CAPITAL PARTNERS LLC
                                            AS ITS COLLATERAL MANAGER

                                        ______________________________________,
                                        as a Lender

                                        By: /s/ Christopher E. Jansen
                                            ----------------------------------
                                            Name: Christopher E. Jansen
                                            Title: Managing Partner

                                              STANFIELD CLO LTD.
                                        BY: STANFIELD CAPITAL PARTNERS LLC
                                            AS ITS COLLATERAL MANAGER

                                        ______________________________________,
                                        as a Lender

                                        By: /s/ Christopher E. Jansen
                                            ----------------------------------
                                            Name: Christopher E. Jansen
                                            Title: Managing Partner

                                        STANFIELD/RMF TRANSATLANTIC CDO LTD.
                                         BY: STANFIELD CAPITAL PARTNERS LLC
                                              AS ITS COLLATERAL MANAGER

                                        ______________________________________,
                                        as a Lender

                                        By: /s/ Christopher E. Jansen
                                            ----------------------------------
                                            Name: Christopher E. Jansen
                                            Title: Managing Partner

Sanmina Amendment No. 1 Signature Page

                                     STANFIELD CARRERA CLO, LTD.
                                     BY: STANFIELD CAPITAL PARTNERS LLC
                                     AS ITS ASSET MANAGER

                                       _______________________________________,
                                       as a Lender

                                       By: /s/ Christopher E. Jansen
                                           ----------------------------------
                                           Name:  Christopher E. Jansen
                                           Title: Managing Partner

                                       Ares IV CLO LTD.

                                       By: Ares CLO Management IV, L.P.
                                            Investment Manager

                                       By: Ares CLO GP IV, LLC
                                           Its Managing Member

                                       By: /s/ [ILLEGIBLE]
                                           ----------------------------------
                                       Name:
                                       Title:

                                       Ares VII CLO Ltd.

                                       By: Ares CLO Management VII, L.P.,
                                           Investment Manager

                                       By: Ares CLO GP VII, LLC,
                                           Its General Partner

                                       By: /s/ [ILLEGIBLE]
                                           ----------------------------------
                                       Name:
                                       Title:

                                       1888 FUND, LTD.

                                       _______________________________________,
                                       as a Lender

                                       By: /s/ Kaitlin Trinh
                                           -----------------------------------
                                           Name:  Kaitlin Trinh
                                           Title: Fund Controller

Sanmina Amendment No. 1 Signature Page

                                        Galaxy CLO 2003-1 Ltd.,
                                        By: CIBC Inc., as Agent
                                        as a Lender

                                        By: /s/ JOHN LIVINGSTON
                                            ------------------------------------
                                            Name: JOHN LIVINGSTON
                                            Title: AUTHORIZED SIGNATORY

                                        Galaxy CLO 1999-1, Ltd.,
                                        as a Lender

                                        By: /s/ Steven S. Oh
                                            ------------------------------------
                                            Name: Steven S. Oh
                                            Title: Managing Director

                                        SunAmerica Life Insurance Company,
                                        as a Lender

                                        By: /s/ Steven S. Oh
                                            ------------------------------------
                                            Name: Steven S. Oh
                                            Title: Managing Director

                                        Nomura Bond & Loan Fund
                                        ----------------------------------------
                                        as a Lender

                                        By: /s/ Elizabeth Maclean
                                            ------------------------------------
                                            Name: Elizabeth Maclean
                                            Title: Director

Sanmina Amendment No. 1 Signature Page

                                       Clydsdale CLO 2001-1, Ltd.
                                       ----------------------------------------
                                       as a Lender

                                       By: /s/ Elizabeth MacLean
                                           ------------------------------------
                                           Name: Elizabeth MacLean
                                           Title: Director

                                       Black Diamond International Funding, Ltd.

                                       By  /s/ Alan Corkish
                                           ------------------------------------
                                       Name: Alan Corkish
                                       Title: Director

                                       Galaxy CLO 1999-1, Ltd.,
                                       as a Lender

                                       By: /s/ [ILLEGIBLE]
                                           ------------------------------------
                                           Name:
                                           Title:

                                       HARBOUR TOWN FUNDING LLC,
                                       as a Lender

                                       By: /s/ DIANA M. HIMES
                                           ------------------------------------
                                           Name:  DIANA M. HIMES
                                           Title: ASSISTANT VICE PRESIDENT

Sanmina Amendment No. 1 Signature Page

                                    THE FOOTHILL GROUP, INC.,
                                    -------------------------
                                    as a Lender

                                    By: /s/ SEAN DIXON
                                        ----------------------------------------
                                        Name:  SEAN DIXON
                                        Title: VICE PRESIDENT

                                    Sankaty Advisors, LLC as Collateral
                                    Manager for CASTLE HILL I-INGOTS, LTD.,
                                    as Term Lender

                                    By: /s/ DIANE J. EXTER
                                        ----------------------------------------
                                        Name:  DIANE J. EXTER
                                        Title: MANAGING DIRECTOR
                                               PORTFOLIO MANAGER

                                    Sankaty Advisors, LLC as Collateral
                                    Manager for CASTLE HILL II-INGOTS, LTD., as Term Lender

                                    By: /s/ DIANE J. EXTER
                                        ----------------------------------------
                                        Name:  DIANE J. EXTER
                                        Title: MANAGING DIRECTOR
                                               PORTFOLIO MANAGER

                                    Sankaty Advisors, LLC as Collateral
                                    Manager for GREAT POINT CLO 1999-1
                                    LTD., as Term Lender

                                    By: /s/ DIANE J. EXTER
                                        ----------------------------------------
                                        Name:  DIANE J. EXTER
                                        Title: MANAGING DIRECTOR
                                               PORTFOLIO MANAGER

Sanmina Amendment No. 1 Signature Page

                                    SANKATY HIGH YIELD PARTNERS II, L.P.

                                    By: /s/ DIANE J. EXTER
                                        ----------------------------------------
                                        Name:  DIANE J. EXTER
                                        Title: MANAGING DIRECTOR
                                               PORTFOLIO MANAGER

                                    Long Lane Master Trust IV
                                    By Fleet National Bank as Trust
                                    Administrator, as a Lender

                                    By: /s/ DARCEY BARTEL
                                        ----------------------------------------
                                    Name:  DARCEY BARTEL
                                    Title: DIRECTOR

                                    Dryden High Yield CDO 2001-I
                                    By: Prudential Investment Management, Inc.,
                                        as Collateral Manager
                                    -------------------------
                                    as a Lender

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        Name:  [ILLEGIBLE]
                                        Title: Vice President

                                    Dryden Leveraged Loan CDO 2002-II
                                    By: Prudential Investment Management, Inc.,
                                        as Collateral Manager
                                    -------------------------,
                                    as a Lender

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        Name:  [ILLEGIBLE]
                                        Title: Vice President

Sanmina Amendment No. 1 Signature Page

                                    Dryden III Leveraged Loan CDO 2002
                                    By: Prudential Investment Management, Inc.,
                                        as Collateral Manager,
                                    -------------------------------
                                    as a Lender

                                    By: /s/ [ILLEGIBLE]
                                        -----------------------
                                        Name: [ILLEGIBLE]
                                        Title: Vice President

                                    The Prudential Insurance Company of America
                                    By: Prudential Investment Management, Inc.,
                                        as Investment Advisor,
                                    -------------------------------
                                    as a Lender

                                    By: /s/ [ILLEGIBLE]
                                        -----------------------
                                        Name: [ILLEGIBLE]
                                        Title: Vice President

                                    OPPENEIMER SENIOR FLOATING RATE FUND,
                                    as a Lender

                                    By: /s/ Bill Campbell
                                        -----------------------
                                        Name: Bill Campbell
                                        Title: Manager

                                    HARBOURVIEW CLO IV, LTD.,
                                    as a Lender

                                    By: /s/ Bill Campbell
                                        -----------------------
                                        Name: Bill Campbell
                                        Title: Manager

Sanmina Amendment No. 1 Signature Page

                                    HARBOURVIEW CLO V, LTD.,
                                    as a Lender

                                    By: /s/ Bill Campbell
                                        ------------------------------------
                                        Name: Bill Campbell
                                        Title: Manager

                                    BALLYROCK CDO I Limited, By: BALLYROCK
                                    Investment Advisors LLC, as Collateral
                                    Manager.
                                    ________________________________________,
                                    as a Lender

                                    By: /s/ Lisa Rymut
                                        ------------------------------------
                                        Name: Lisa Rymut
                                        Title: Assistant Treasurer

                                     Fidelity Summer Street Trust:
                                     Fidelity Capital & Income Fund
                                    ________________________________________,
                                    as a Lender

                                    By: /s/ Francis V. KNOX JR.
                                        ---------------------------
                                        Name: Fnancis V. KNOX JR.
                                        Title: Assistant Treasurer

                                    Fidelity Advisor Series II: Fidelity Advisor
                                    Floating Rate High Income Fund
                                    ________________________________________,
                                    as a Lender

                                    By: /s/ Francis V. KNOX JR.
                                        ------------------------------------
                                        Name: Francis V. KNOX. JR.
                                        Title: Assistant Treasurer

Sanmina Amendment No.1 Signature Page

                                      GoldenTree Loan Opportunities I, Limited
                                      By: GoldenTree Asset Management, LP
                                      as a Lender

                                      By: /s/ Frederick S. Haddad
                                          ---------------------------------
                                          Name: Frederick S. Haddad
                                          Title: Portfolio Manager

                                      SRF 2000, INC.,
                                      as a Lender

                                      By: /s/ DIANA M. HIMES
                                          ---------------------------------
                                          Name: DIANA M. HIMES
                                          Title: ASSISTANT VICE PRESIDENT

                                      STANWICH LOAN FUNDING LLC,
                                      as a Lender

                                      By: /s/ DIANA M. HIMES
                                          ---------------------------------
                                          Name: DIANA M. HIMES
                                          Title: ASSISTANT VICE PRESIDENT

                                      Galaxy CLO 2003-1 Ltd.,
                                      By: CIBC Inc., as Agent
                                      as a Lender

                                      By: /s/ JOHN LIVINGSTON
                                          ---------------------------------
                                          Name: JOHN LIVINGSTON
                                          Title: AUTHORIZED SIGNATORY

Sanmina Amendment No. 1 Signature Page

                                     Denali Capital LLC, managing member of
                                     DC Funding Partners, portfolio manager for DENALI CAPITAL CLO I, LTD., or an affiliate

                                     ____________________,
                                     as a Lender

                                     By: /s/ JOHN P. THACKER
                                         ---------------------------------
                                         Name: JOHN P. THACKER
                                         Title: CHIEF CREDIT OFFICER

                                     _____Sierra CLO I_____,
                                     as a Lender

                                     By: /s/ John M. Casparian
                                         ---------------------------------
                                         Name: John M. Casparian
                                         Title: Chief Operating Officer,
                                                Centre Pacific Manager

Sanmina Amendment No. 1 Signature Page